            Class Y Principal Reduction Amounts:  For any Distribution Date the amounts by which the principal balances of the Class Y-1, Class Y-2, Class Y-3, Class Y-4, Class Y-5,
Class Y-6 and Class Y-7 Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII
determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest
Rate").  The Principal Reduction Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts"
set forth below (the "Generic Solution") by making identifications among the actual Groups and their related Class Y and Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z
Certificates as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and Class ZAA Certificates.  The Group
Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each
Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

B. Determine which Group has the second lowest Group Interest Rate.  That Group will be identified with Group BB and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class BB and Class ZBB Certificates.  The Group
Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That Group will be identified with Group CC and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YCC and Class ZCC Certificates.  The Group
Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That Group will be identified with Group DD and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YDD and Class ZDD Certificates.  The Group
Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

E.  Determine which Group has the fifth lowest Group Interest Rate.  That Group will be identified with Group EE and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YEE and Class ZEE Certificates.  The Group
Interest Rate for that Group will be identified with N%.  If two or more Groups have the fifth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

F.  Determine which Group has the sixth lowest Group Interest Rate.  That Group will be identified with Group FF and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YFF and Class ZFF Certificates.  The Group
Interest Rate for that Group will be identified with O%.  If two or more Groups have the sixth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

G.  Determine which Group has the highest Group Interest Rate.  That Group will be identified with Group GG and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YGG and Class ZGG Certificates.  The Group
Interest Rate for that Group will be identified with P%.  If two or more Groups have the seventh lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through H or this definition.

Second, apply the Generic Solution set forth below to determine the Class Y Principal
Reduction Amounts for the Distribution Date using the identifications made above.

            Generic Solution for the Class Y Principal Reduction Amounts:  For any
Distribution Date, the amounts by which the principal balances of the Class YAA, Class YBB,
Class YCC, Class YDD, Class YEE, Class YFF and Class YGG Certificates respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =  the weighted average pass-through rate on the Group AA mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

K% =  the weighted average pass-through rate on the Group BB mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

L% =  the weighted average pass-through rate on the Group CC mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

M% =  the weighted average pass-through rate on the Group DD mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

N% =  the weighted average pass-through rate on the Group EE mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

O% =  the weighted average pass-through rate on the Group FF mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

P% =  the weighted average pass-through rate on the Group GG mortgage loans for interest to
be distributed on       the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J%<=K%<=L%<=M%<=N%<=O%<=P%<=Q%.

PJB =       the Group AA Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB =       the Group BB Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =       the Group DD Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PNB =       the Group EE Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

POB =       the Group FF Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PPB =       the Group GG Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB + O%POB + P%PPB )/
            (PJB + PKB + PLB + PMB + PNB + POB + PPB )

R11 = the weighted average of the Group AA, Group BB, Group CC, Group DD, Group EE and
      Group FF Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn + Po - ΔPo )

R12 = the Group GG Pass-Through Rate
      =     P%

R21 = the weighted average of the Group AA, Group BB, Group CC, Group DD and Group EE
      Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

R22 = the weighted average of the Group FF and Group GG Pass-Through Rates
      =     { O% (Po - ΔPo)  + P%
(Pp - ΔPp)}/( Po - ΔPo + Pp - ΔPp )

R31 = the weighted average of the Group AA, Group BB, Group CC and Group DD Pass-Through
      Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{(J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) }/
                  (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm )

R32 = the weighted average of the Group EE, Group FF and Group GG Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{ N% (Pn - ΔPn) + O% (Po - ΔPo) + P% (Pp - ΔPp)}/( Pn - ΔPn + Po - ΔPo + Pp - ΔPp )

R41 = the weighted average of the Group AA, Group BB and Group CC Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/
                  (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R42 = the weighted average of the Group DD, Group EE, Group FF and Group GG Pass-Through
      Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + P% (Pp - ΔPp)}/
                  ( Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pp - ΔPp )

R51 = the weighted average of the Group AA and Group BB Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk )

R52 = the weighted average of the Group CC, Group DD, Group EE, Group FF and Group GG
      Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{ L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + P% (Pp - ΔPP)}/

            ( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pp - ΔPp )

R61 = the Group AA Pass-Through Rate after giving effect to the allocation of Realized
Losses and distributions of principal to be made on such Distribution Date
     =      J%

R62 = the weighted average of the Group BB, Group CC, Group DD, Group EE, Group FF and
      Group GG Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{ K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + P% (Pp - ΔPp)}/

            ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pp - ΔPp )

r11 = the weighted average of the Class YAA, Class YBB, Class YCC, Class YDD, Class YEE and
      Class YFF Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym + N% Yn + O% Yo )/
            (Yj + Yk + Yl + Ym + Yn + Yo )

r12 = the Class YGG Pass-Through Rate
     =      P%

r21 = the weighted average of the Class YAA, Class YBB, Class YCC, Class YDD and Class YEE
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym + N% Yn )/(Yj + Yk + Yl + Ym + Yn )

r22 = the weighted average of the Class YFF and Class YGG Pass-Through Rates
     =      ( O% Yo + P% Yp )/( Yo + Yp )

r31 = the weighted average of the Class YAA, Class YBB, Class YCC and Class YDD
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r32 = the weighted average of the Class YEE, Class YFF and Class YGG Pass-Through Rates
     =      ( N% Yn + O% Yo + P% Yp )/( Yn + Yo + Yp )

r41 = the weighted average of the Class YAA, Class YBB and Class YCC Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r42 = the weighted average of the Class YDD, Class YEE, Class YFF and Class YGG
      Pass-Through Rates
     =      ( M% Ym + N% Yn + O% Yo + P% Yp )/( Ym + Yn + Yo + Yp )

r51 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r52 = the weighted average of the Class YCC, Class YDD, Class YEE, Class YFF and Class YGG
      Pass-Through Rates
     =      ( L% Yl + M% Ym + N% Yn + O% Yo + P% Yp )/( Yl + Ym + Yn + Yo + Yp )

r61 = the Class YAA Pass-Through Rate
     =      J%

r62 = the weighted average of the Class YBB, Class YCC, Class YDD, Class YEE, Class YFF and
      Class YGG Pass-Through Rates
     =
( K% Yk + L% Yl + M% Ym + N% Yn + O% Yo + P% Yp )/( Yk + Yl + Ym + Yn + Yo + Yp )

Yj =  the principal balance of the Class YAA Certificates after distributions on the prior
      Distribution Date.

Yk =  the principal balance of the Class YBB Certificates after distributions on the prior
      Distribution Date.

Yl =  the principal balance of the Class YCC Certificates after distributions on the prior
      Distribution Date.

Ym =  the principal balance of the Class YDD Certificates after distributions on the prior
      Distribution Date.

Yn =  the principal balance of the Class YEE Certificates after distributions on the prior
      Distribution Date.

Yo =  the principal balance of the Class YFF Certificates after distributions on the prior
      Distribution Date.

Yp =  the principal balance of the Class YGG Certificates after distributions on the prior
      Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

ΔYo =       the Class YFF Principal Reduction Amount.

ΔYp =       the Class YGG Principal Reduction Amount.

Zj =  the principal balance of the Class ZAA Certificates after distributions on the prior
      Distribution Date.

Zk =  the principal balance of the Class ZBB Certificates after distributions on the prior
      Distribution Date.

Zl =  the principal balance of the Class ZCC Certificates after distributions on the prior
      Distribution Date.

Zm =  the principal balance of the Class ZDD Certificates after distributions on the prior
      Distribution Date.

Zn =  the principal balance of the Class ZEE Certificates after distributions on the prior
      Distribution Date.

Zo =  the principal balance of the Class ZFF Certificates after distributions on the prior
      Distribution Date.

Zp =  the principal balance of the Class ZGG Certificates after distributions on the prior
      Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

ΔZo =       the Class ZFF Principal Reduction Amount.

ΔZp =       the Class ZGG Principal Reduction Amount.

Pj =  the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the aggregate principal balance of the Class YBB and Class ZBB Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl =  the aggregate principal balance of the Class YCC and Class ZCC Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm =  the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn =  the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

Po =  the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    = Yo + Zo

Pp =  the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    = Yp + Zp

ΔPj = the aggregate amount of principal reduction occurring with respect to the Group
      AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA
      =     the aggregate of the Class YAA and Class ZAA Principal Reduction Amounts.
      =     ΔYj + ΔZj

ΔPk = the aggregate amount of principal reduction occurring with respect to the Group
      BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB
      =     the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.
      =     ΔYk + ΔZk

ΔPl=  the aggregate amount of principal reduction occurring with respect to the Group
      CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =      the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.
      =     ΔYl + ΔZl

ΔPm = the aggregate amount of principal reduction occurring with respect to the Group
      DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD
      =     the aggregate of the Class YDD and Class ZDD Principal Reduction Amounts.
      =     ΔYm + ΔZm

ΔPn = the aggregate amount of principal reduction occurring with respect to the Group
      EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE
      =     the aggregate of the Class YEE and Class ZEE Principal Reduction Amounts.
      =     ΔYn + ΔZn

ΔPo = the aggregate amount of principal reduction occurring with respect to the Group
      FF mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group FF
      =     the aggregate of the Class YFF and Class ZFF Principal Reduction Amounts.
      =     ΔYo + ΔZo

ΔPp = the aggregate amount of principal reduction occurring with respect to the Group
      GG mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group GG
      =     the aggregate of the Class YGG and Class ZGG Principal Reduction Amounts.
      =     ΔYp + ΔZp

α =   .0005

γ1 =  (R - R11)/(R12 - R).  If R=>O%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R).  If R=>N%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R).  If R=>M%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R).  If R=>L%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ5 =  (R - R51)/(R52 - R).  If R=>K%, γ5 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ6 =  (R - R61)/(R62 - R).  If R<K%, γ6 is a non-negative number.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym,
      ΔYn = Yn, ΔYo = Yo and ΔYp = (Yp/Pp)ΔPp.

If γ7 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl,
      ΔYm = Ym, ΔYn = Yn, ΔYo = Yo and ΔYp = Yp.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm, ΔYn,
      ΔYo and ΔYp shall be defined as follows:

..  If O%<=R, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

       (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn },                        if R11=> r11 and
      O%>R11=>N%;

(R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=> r11 and
      M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=> r11 and
      L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )/(R11 - J%),                   if R11=> r11
      and K%>R11=>J%.

δ1Yk =      0,                                              if R11< r11 and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn + (R11 - O%)Yo },                        if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn },                        if R11=> r11 and
      O%>R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=> r11 and
      M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=> r11 and
      L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11< r11 and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn + (R11 - O%)Yo },                        if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn },                        if R11=> r11 and
      O%>R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and N%>R11=>M%;

(R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=> r11 and
      M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

δ1Ym =      0,                                              if R11< r11 and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Ym/
            { (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn + (R11 - O%)Yo },                        if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn },                        if R11=> r11 and
      O%>R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and N%>R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yn =      0,                                              if R11< r11 and R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yn/
            { (R11 - N%)Yn + (R11 - O%)Yo },                      if R11< r11 and
      M%<=R11<N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yn/
            { (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yn/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yn/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn + (R11 - O%)Yo },                        if R11< r11 and R11<K%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yn/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn },                        if R11=> r11 and
      O%>R11=>N%;

      0,                                              if R11=> r11 and R11<N%.

δ1Yo =      0,                                              if R11< r11 and R11=>O%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yo/
            { (R11 - O%)Yo },                         if R11< r11 and N%<=R11<O%;

(R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yo/
            { (R11 - N%)Yn + (R11 - O%)Yo },                      if R11< r11 and
      M%<=R11<N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yo/
            { (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yo/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn +
            (R11 - O%)Yo },                                 if R11< r11 and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo )Yo/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn + (R11 - O%)Yo },                        if R11< r11 and R11<K%;

      0,                                              if R11=> r11.

δ1Yj, δ1Yk, δ1Yl, δ1Ym, δ1Yn and δ1Yo are numbers
      respectively between Yj, Yk, Yl, Ym, Yn and Yo and 0 such that:
            {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.- δ1Yl) + M%( Ym.-
      δ1Ym) +
            N%( Yn.- δ1Yn) + O%( Yo.- δ1Yo) }/
                  (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym +
      Yn.- δ1Yn + Yo.- δ1Yo)
            = R11.

Y11 =       Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym + Yn.-
      δ1Yn + Yo.- δ1Yo.

P11 =       Pj + Pk + Pl + Pm + Pn + Po.

Z11 =       Zj + Zk + Zl + Zm + Zn + Zo.

ΔY11 =      ΔYj - δ1Yj + ΔYk.- δ1Yk + ΔYl.- δ1Yl
      + ΔYm.- δ1Ym + ΔYn.- δ1Yn + ΔYo.- δ1Yo.

ΔP11 =      ΔPj + ΔPk + ΔPl + ΔPm + ΔPn + ΔPo.

ΔZ11 =      ΔZj + ΔZk + ΔZl + ΔZm + ΔZn + ΔZo.

Y12 =       Yp..

P12 =       Pp .

Z12 =       Zp .

ΔY12 =      ΔYp.

ΔP12 =      ΔPp .

ΔZ12 =      ΔZp .

1.    If Y12 - α(P12 - ΔP12) => 0, Y11- α(P11 - ΔP11) => 0, and
   γ1(P11 - ΔP11) < (P12 - ΔP12), then
   ΔY12 = Y12 - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
2.    If Y12 - α(P12 - ΔP12) => 0, Y11 - α(P11 - ΔP11) => 0, and
   γ1(P11 - ΔP11) => (P12 - ΔP12), then
   ΔY12 = Y12 - α(P12 - ΔP12) and
   ΔY11 = Y11 - (α/γ1)(P12 - ΔP12).
3.    If Y12 - α(P12 - ΔP12) < 0, Y11 - α(P11 - ΔP11) => 0, and
   Y11 - α(P11 - ΔP11) => Y11 - (Y12/γ1), then
   ΔY12 = Y12 - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
4.    If Y12 - α(P12 - ΔP12) < 0, Y11 - (Y12/γ1) => 0, and
   Y11 - α(P11 - ΔP11) <= Y11 - (Y12/γ1), then ΔY12 = 0 and
   ΔY11 = Y11 - (Y12/γ1).
5.    If Y11 - α(P11 - ΔP11) < 0, Y11 - (Y12/γ1) < 0, and
   Y12 - α(P12 - ΔP12) <= Y12 - (γ1Y11), then
   ΔY12 = Y12 - (γ1Y11) and ΔY11 = 0.
6.    If Y11 - α(P11 - ΔP11) < 0, Y12 - α(P12 - ΔP12) => 0, and
   Y12 - α(P12 - ΔP12) => Y12 - (γ1Y11), then
   ΔY12 = Y12 - α(P12 - ΔP12) and
   ΔY11 = Y11 - (α/γ1)(P12 - ΔP12).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ] ΔY11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ] ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ] ΔY11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ] ΔY11

ΔYn = δ1Yn + [(Yn - δ1Yn )/Y11 ] ΔY11

ΔYo = δ1Yo + [(Yo - δ1Yo )/Y11 ] ΔY11

ΔYp = ΔY12

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y12 - ΔY12 ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
      YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF and Class ZGG Certificates is greater than or equal to zero for such Distribution Date;

2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
      Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
      Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
      ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances and the Class YGG
      Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class
      ZGG Principal Balances in each case after giving effect to allocations of Realized
      Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y12 - ΔY12 ) and whose denominator is the sum of (Y12 - ΔY12) and (Z12 - ΔZ12) and (b) the
      fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of
      (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

   In the event of a failure of the foregoing portion of the  definition of ClassY
   Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the
   Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
   Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of
   ΔY11 among ΔYj, ΔYk, ΔYl, ΔYm, ΔYn and ΔYo
   cannot be achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm,
   ΔYn and ΔYo,, as so defined, is greater than the related one of ΔPj,
   ΔPk, ΔPl, ΔPm, ΔPn and ΔPo, such an allocation shall be
   made as close as possible to the formula allocation within the requirement that
   ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
   ΔPm, ΔYn < ΔPn and ΔYo < ΔPo.

II.  If N%<=R<=O%, make the following additional definitions:

δ2Yj =      0,                                              if R21< r21;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl +
            (R21 - M%)Ym },                                 if R21=> r21 and N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=> r21 and
      M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=> r21 and
      L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )/(R21 - J%),                  if R21=> r21 and
      K%>R21=>J%.

δ2Yk =      0,                                              if R21< r21 and R21=>K%;
      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym +
            (R21 - N%)Yn },                                 if R21< r21 and R21<K%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl +
            (R21 - M%)Ym },                                 if R21=> r21 and N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=> r21 and
      M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=> r21 and
      L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

δ2Yl =      0,                                              if R21< r21 and R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yl/
            { (R21 - L%)Yl + (R21 - M%)Ym + (R21 - N%)Yn },       if R21< r21 and
      K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yl/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym +
            (R21 - N%)Yn },                                 if R21< r21 and R21<K%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl +
            (R21 - M%)Ym },                                 if R21=> r21 and N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=> r21 and
      M%>R21=>L%;

      0,                                              if R21=> r21 and R21<L%.

δ2Ym =      0,                                              if R21< r21 and R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R21 - M%)Ym + (R21 - N%)Yn },                      if R21< r21 and
      L%<=R21<M%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R21 - L%)Yl + (R21 - M%)Ym + (R21 - N%)Yn },       if R21< r21 and
      K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym +
            (R21 - N%)Yn },                                 if R21< r21 and R21<K%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Ym/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl +
            (R21 - M%)Ym },                                 if R21=> r21 and N%>R21=>M%;

      0,                                              if R21=> r21 and R21<M%.

δ2Yn =      (R21- r21)( Yj + Yk + Yl + Ym + Yn )/(R21 - N%),                  if R21<
      r21 and M%<=R21<N%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R21 - M%)Ym + (R21 - N%)Yn },                      if R21< r21 and
      L%<=R21<M%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R21 - L%)Yl + (R21 - M%)Ym + (R21 - N%)Yn },       if R21< r21 and
      K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym +
            (R21 - N%)Yn },                                 if R21< r21 and R21<K%;

      0,                                              if R21=> r21.

δ2Yo =      0,                                              if R22< r22;

      (R22- r22)( Yo + Yp )/ (R22 - O%),              if R22=> r22 and P%>R22=>O%;

δ2Yp =      (R22- r22)( Yo + Yp )Yp/{ (R22 - P%)Yp },                   if R22< r22
      and
                                                      O%<=R22<P%;

      0,                                              if R22=> r22 and R22<P%.

δ2Yj, δ2Yk, δ2Yl, δ2Ym, δ2Yn, δ2Yo and δ2Yp are
numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo and Yp and 0 such that:

      {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.- δ2Yl) + M%( Ym.-
      δ2Ym) + N%( Yn.- δ2Yn)}/
                  (Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.- δ2Ym +
      Yn.- δ2Yn )
            = R21;
      and1

      { O%( Yo.- δ2Yo) + P%( Yp.- δ2Yp) + Q%(Yq - δ2Yq ) }/( Yo.-
      δ2Yo + Yp.- δ2Yp + Yq - δ2Yq)
            = R22.

Y21 =       Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.- δ2Ym + Yn.-
      δ2Yn.

P21 =       Pj + Pk + Pl + Pm + Pn.

Z21 =       Zj + Zk + Zl + Zm + Zn.

ΔY21 =      ΔYj - δ2Yj + ΔYk.- δ2Yk + ΔYl.- δ2Yl
      + ΔYm.- δ2Ym + ΔYn.- δ2Yn.

ΔP21 =      ΔPj + ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ21 =      ΔZj + ΔZk + ΔZl + ΔZm + ΔZn.

Y22 =       Yo.- δ2Yo + Yp.- δ2Yp.

P22 =       Po + Pp.

Z22 =       Zo + Zp.

ΔY22 =      ΔYo.- δ2Yo + ΔYp.- δ2Yp

ΔP22 =      ΔPo + ΔPp.

ΔZ22 =      ΔZo + ΔZp.

1.    If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21) => 0, and
   γ2(P21 - ΔP21) < (P22 - ΔP22), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
2.    If Y22 - α(P22 - ΔP22) => 0, Y21 - α(P21 - ΔP21) => 0, and
   γ2(P21 - ΔP21) => (P22 - ΔP22), then
   ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).
3.    If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21) => 0, and
   Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
4.    If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
   Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then ΔY22 = 0 and
   ΔY21 = Y21 - (Y22/γ2).
5.    If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
   Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then
   ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.
6.    If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22) => 0, and
   Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then
   ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y21 ] ΔY21

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y21 ] ΔY21

ΔYo = δ2Yo + [(Yo - δ2Yo )/Y22 ] ΔY22

ΔYp = δ2Yp + [(Yp - δ2Yp )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to γ2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
      YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF and Class ZGG Certificates is greater than or equal to zero for such Distribution Date;

2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
      Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
      Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
      ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances and the Class YGG
      Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class
      ZGG Principal Balances, in each case after giving effect to allocations of Realized
      Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y22 - ΔY22 ) and whose denominator is the sum of (Y22 - ΔY22) and (Z22 - ΔZ22) and (b) the
      fraction whose numerator is (Y21 - ΔY21) and whose denominator is the sum of
      (Y21 - ΔY21) and (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY21 among ΔYj, ΔYk, ΔYl, ΔYm and ΔYn or
ΔY22 among ΔYo and ΔYp cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm, ΔYn, ΔYo and ΔYp, as so
defined is greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, ΔPo and ΔPp, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk <
ΔPk, ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo <
ΔPo and ΔYp < ΔPp.

III.  If M%<=R<=N%, make the following additional definitions:

δ3Yj =      0,                                              if R31< r31;

      (R31- r31)( Yj + Yk + Yl + Ym )Yj/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=> r31 and
      M%>R31=>L%;

      (R31- r31)( Yj + Yk + Yl + Ym )Yj/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=> r31 and
      L%>R31=>K%; and

      (R31- r31)( Yj + Yk + Yl + Ym )/(R31 - J%),                       if R31=> r31 and
      K%>R31=>J%.

δ3Yk =      0,                                              if R31< r31 and R31=>K%;
      (R31- r31)( Yj + Yk + Yl + Ym )Yk/
            { (R31 - K%)Yk + (R31 - L%)Yl + (R31 - M%)Ym },       if R31< r31 and R31<K%;

      (R31- r31)( Yj + Yk + Yl + Ym )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=> r31 and
      M%>R31=>L%;

      (R31- r31)( Yj + Yk + Yl + Ym )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=> r31 and
      L%>R31=>K%; and

      0,                                              if R31=> r31 and R31<K%.

δ3Yl =      0,                                              if R31< r31 and R31=>L%;

      (R31- r31)( Yj + Yk + Yl + Ym )Yl/{ (R31 - L%)Yl + (R31 - M%)Ym },      if R31< r31
      and K%<=R31<L%;

      (R31- r31)( Yj + Yk + Yl + Ym )Yl/
            { (R31 - K%)Yk + (R31 - L%)Yl + (R31 - M%)Ym },       if R31< r31 and R31<K%;

      (R31- r31)( Yj + Yk + Yl + Ym )Yl/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=> r31 and
      M%>R31=>L%;

      0,                                              if R31=> r31 and R31<L%.

δ3Ym =      0,                                              if R31< r31 and R31=>M%;

      (R31- r31)( Yj + Yk + Yl + Ym )/(R31 - M%),                       if R31< r31 and
      L%<=R31<M%;

      (R31- r31)( Yj + Yk + Yl + Ym )Ym/{ (R31 - L%)Yl + (R31 - M%)Ym },      if R31< r31
      and K%<=R31<L%;

      (R31- r31)( Yj + Yk + Yl + Ym )Ym/
            { (R31 - K%)Yk + (R31 - L%)Yl + (R31 - M%)Ym },       if R31< r31 and R31<K%;

      0,                                              if R31=> r31 and R31<M%.

δ3Yn =      0,                                              if R32< r32;

       (R32- r32)( Yn + Yo + Yp )Yn/
            { (R32 - N%)Yn + (R32 - O%)Yo },                      if R32=> r32 and
      P%>R32=>O%;

      (R32- r32)( Yn + Yo + Yp )/(R32 - N%),                      if R32=> r32 and
                                                      O%>R32=>N%;

      0,                                              if R32=> r32 and R32<N%.

δ3Yo =      0,                                              if R32< r32 and R32=>O%;

      (R32- r32)( Yn + Yo + Yp )Yo/
            { (R32 - O%)Yo + (R32 - P%)Yp },                      if R32< r32 and
                                                      N%<=R32<O%;

      (R32- r32)( Yn + Yo + Yp )Yo/
            { (R32 - N%)Yn + (R32 - O%)Yo},                       if R32=> r32 and
                                                      P%>R32=>O%;

      0,                                              if R32=> r32 and R32<O%.

δ3Yp =      (R32- r32)( Yn + Yo + Yp )/(R32 - P%),                      if R32< r32
      and
                                                      O%<=R32<P%;

      (R32- r32)( Yn + Yo + Yp )Yp/{ (R32 - O%)Yo + (R32 - P%)Yp },           if R32< r32
      and
                                                      N%<=R32<O%;

      (R32- r32)( Yn + Yo + Yp )Yp/
            { (R32 - N%)Yn + (R32 - O%)Yo + (R32 - P%)Yp },             if R32=> r32 and
      R32=>P%;

      0,                                              if R32=> r32 and R32<P%.

δ3Yj, δ3Yk, δ3Yl, δ3Ym, δ3Yn, δ3Yo and δ3Yp are
      numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo and Yp and 0 such that:
            {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) + L%( Yl.- δ3Yl) + M%( Ym.-
      δ3Ym)}/
                  ( Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl + Ym.- δ3Ym)
            = R31;
      and
            { N%( Yn.- δ3Yn) + O%( Yo.- δ3Yo) + P%( Yp.- δ3Yp) }/
                  (Yn.- δ3Yn + Yo.- δ3Yo + Yp.- δ3Yp)
            = R32.

Y31 =       Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl + Ym.- δ.

P31 =       Pj + Pk + Pl + Pm.

Z31 =       Zj + Zk + Zl + Zm.

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk + ΔYl.- δ3Yl
      + ΔYm.- δ3Ym.

ΔP31 =      ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ31 =      ΔZj + ΔZk +Δ<W041>Zl + ΔZm.

Y32 =       Yn.- δ3Yn + Yo.- δ3Yo + Yp.- δ3Yp .

P32 =       Pn + Po + Pp .

Z32 =       Zn + Zo + Zp .

ΔY32 =      ΔYn.- δ3Yn + ΔYo.- δ3Yo + ΔYp.- δ3Yp .

ΔP32 =      ΔPn + ΔPo + ΔPp .

ΔZ32 =      ΔZn + ΔZo + ΔZp .

1.    If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31) => 0, and
   γ3(P31 - ΔP31) < (P32 - ΔP32), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
2.    If Y32 - α(P32 - ΔP32) => 0, Y31 - α(P31 - ΔP31) => 0, and
   γ3(P31 - ΔP31) => (P32 - ΔP32), then
   ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).
3.    If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31) => 0, and
   Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
4.    If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
   Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then ΔY32 = 0 and
   ΔY31 = Y31 - (Y32/γ3).
5.    If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
   Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then
   ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.
6.    If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32) => 0, and
   Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then
   ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y31 ] ΔY31

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y31 ] ΔY31

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

ΔYo = δ3Yo + [(Yo - δ3Yo )/Y32 ] ΔY32

ΔYp = δ3Yp + [(Yp - δ3Yp )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to γ3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
      YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF and Class ZGG Certificates is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
      Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
      Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
      ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances and the Class YGG
      Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class
      ZGG Principal Balances, in each case after giving effect to allocations of Realized
      Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y32 - ΔY32 ) and whose denominator is the sum of (Y32 - ΔY32) and (Z32 - ΔZ32) and (b) the
      fraction whose numerator is (Y31 - ΔY31) and whose denominator is the sum of
      (Y31 - ΔY31) and (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY31 among ΔYj, ΔYk, ΔYl and ΔYm or ΔY32
among ΔYn, ΔYo and ΔYp cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm, ΔYn, ΔYo and ΔYp , as so
defined, is greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, ΔPo and ΔPp , such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk <
ΔPk, ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo <
ΔPo and ΔYp < ΔPp .

IV.  If L%<=R<=M%, make the following additional definitions:

δ4Yj =      0,                                              if R41< r41;

      (R41- r41)( Yj + Yk + Yl )Yj/
            {(R41 - J%)Yj + (R41 - K%)Yk },                       if R41=> r41 and
      L%>R41=>K%; and

      (R41- r41)( Yj + Yk + Yl )/(R41 - J%),                      if R41=> r41 and
      K%>R41=>J%.

δ4Yk =      0,                                              if R41< r41 and R41=>K%;

      (R41- r41)( Yj + Yk + Yl )Yk/
            { (R41 - K%)Yk + (R41 - L%)Yl },                      if R41< r41 and R41<K%;

(R41- r41)( Yj + Yk + Yl )Yk/
            {(R41 - J%)Yj + (R41 - K%)Yk },                       if R41=> r41 and
      L%>R41=>K%; and

      0,                                              if R41=> r41 and R41<K%.

δ4Yl =      (R41- r41)( Yj + Yk + Yl )/(R41 - L%),                      if R41< r41
      and K%<=R41<L%;

      (R41- r41)( Yj + Yk + Yl )Yl/{ (R41 - K%)Yk + (R41 - L%)Yl },           if R41< r41
      and R41<K%;

      0,                                              if R41=> r41.

δ4Ym =      0,                                              if R42< r42;

       (R42- r42)( Ym + Yn + Yo + Yp )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo},        if R42=> r42 and
                                                      P%=>R42=>O%;

      (R42- r42)( Ym + Yn + Yo + Yp )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn },                if R42=> r42 and
                                                      O%>R42=>N%;

            (R42- r42)( Ym + Yn + Yo +Yp )/(R42 - M%),                  if R42=> r42 and
                                                      N%>R42=>M%;

δ4Yn =      0,                                              if R42< r42 and R42=>N%;

      (R42- r42)( Ym + Yn + Yo + Yp )Yn/
            { (R42 - N%)Yn + (R42 - O%)Yo + (R42 - P%)Yp },       if R42< r42 and
                                                       M%<=R42<N%;

       (R42- r42)( Ym + Yn + Yo + Yp )Yn/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo },             if R42=> r42 and
                                                      P%>R42=>O%;

      (R42- r42)( Ym + Yn + Yo + Yp )Yn/{ (R42 - M%)Ym + (R42 - N%)Yn },      if R42=> r42
      and
                                                       O%>R42=>N%;

      0,                                              if R42=> r42 and R42<N%.

δ4Yo =      0,                                              if R42< r42 and R42=>O%;

      (R42- r42)( Ym + Yn + Yo + Yp )Yo/
            { (R42 - O%)Yo + (R42 - P%)Yp + (R42 - Q%)Yq },       if R42< r42 and
                                                      N%<=R42<O%;

      (R42- r42)( Ym + Yn + Yo + Yp )Yo/
            { (R42 - N%)Yn + (R42 - O%)Yo + (R42 - P%)Yp },       if R42< r42 and
                                                      M%<=R42<N%;

       (R42- r42)( Ym + Yn + Yo + Yp )Yo/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo},        if R42=> r42 and
                                                      P%>R42=>O%;

      0,                                              if R42=> r42 and R42<O%.

δ4Yp =      (R42- r42)( Ym + Yn + Yo + Yp )/{ (R42 - P%) },             if R42< r42
      and
                                                      O%<=R42<P%;

      (R42- r42)( Ym + Yn + Yo + Yp )Yp/
            { (R42 - O%)Yo + (R42 - P%)Yp },                      if R42< r42 and
                                                      N%<=R42<O%;

      (R42- r42)( Ym + Yn + Yo + Yp )Yp/
            { (R42 - N%)Yn + (R42 - O%)Yo + (R42 - P%)Yp },       if R42< r42 and
                                                      M%<=R42<N%;

      0,                                              if R42=> r42 and R42<P%.

δ4Yj, δ4Yk, δ4Yl, δ4Ym, δ4Yn, δ4Yo and δ4Yp are
      numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo and Yp and 0 such that:
            {J%(Yj - δ4Yj ) + K%( Yk.- δ4Yk) + L%( Yl.- δ4Yl)}/
                  ( Yj - δ4Yj + Yk.- δ4Yk + Yl.- δ4Yl)
            = R41;
      and
            { M%( Ym.- δ4Ym) + N%( Yn.- δ4Yn) + O%( Yo.- δ4Yo) + P%( Yp.-
      δ4Yp) }/
                  (Ym.- δ4Ym + Yn.- δ4Yn + Yo.- δ4Yo + Yp.- δ4Yp )
            = R42.

Y41 =       Yj - δ4Yj + Yk.- δ4Yk + Yl.- δ4Yl.

P41 =       Pj + Pk + Pl.

Z41 =       Zj + Zk + Zl.

ΔY41 =      ΔYj - δ4Yj + ΔYk.- δ4Yk + ΔYl.- δ4Yl.

ΔP41 =      ΔPj + ΔPk + ΔPl.

ΔZ41 =      ΔZj + ΔZk + ΔZl.

Y42 =       Ym.- δ4Ym + Yn.- δ4Yn + Yo.- δ4Yo + Yp.- δ4Yp .

P42 =       Pm + Pn + Po + Pp .

Z42 =       Zm + Zn + Zo + Zp .

ΔY42 =      ΔYm.- δ4Ym + ΔYn.- δ4Yn + ΔYo.- δ4Yo
      + ΔYp.- δ4Yp .

ΔP42 =      ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ42 =      ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1.    If Y42 - α(P42 - ΔP42) => 0, Y41- α(P41 - ΔP41) => 0, and
   γ4(P41 - ΔP41) < (P42 - ΔP42), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
2.    If Y42 - α(P42 - ΔP42) => 0, Y41 - α(P41 - ΔP41) => 0, and
   γ4(P41 - ΔP41) => (P42 - ΔP42), then
   ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).
3.    If Y42 - α(P42 - ΔP42) < 0, Y41 - α(P41 - ΔP41) => 0, and
   Y41 - α(P41 - ΔP41) => Y41 - (Y42/γ4), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
4.    If Y42 - α(P42 - ΔP42) < 0, Y41 - (Y42/γ4) => 0, and
   Y41 - α(P41 - ΔP41) <= Y41 - (Y42/γ4), then ΔY42 = 0 and
   ΔY41 = Y41 - (Y42/γ4).
5.    If Y41 - α(P41 - ΔP41) < 0, Y41 - (Y42/γ4) < 0, and
   Y42 - α(P42 - ΔP42) <= Y42 - (γ4Y41), then
   ΔY42 = Y42 - (γ4Y41) and ΔY41 = 0.
6.    If Y41 - α(P41 - ΔP41) < 0, Y42 - α(P42 - ΔP42) => 0, and
   Y42 - α(P42 - ΔP42) => Y42 - (γ4Y41), then
   ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).

ΔYj = δ4Yj + [(Yj - δ4Yj )/Y41 ] ΔY41

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y41 ] ΔY41

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y41 ] ΔY41

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ] ΔY42

ΔYo = δ4Yo + [(Yo - δ4Yo )/Y42 ] ΔY42

ΔYp = δ4Yp + [(Yp - δ4Yp )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y42 - ΔY42 ) to (Y41 - ΔY41 ) equal to γ4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
      YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF and Class ZGG Certificates is greater than or equal to zero for such Distribution Date;

2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
      Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
      Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
      ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances and the Class YGG
      Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class
      ZGG Principal Balances Principal Balances, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the
      Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y42 - ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and (Z42 - ΔZ42) and (b) the
      fraction whose numerator is (Y41 - ΔY41) and whose denominator is the sum of
      (Y41 - ΔY41) and (Z41 - ΔZ41) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY41 among ΔYj, ΔYk and ΔYl or ΔY42 among
ΔYm, ΔYn, ΔYo and ΔYp cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm, ΔYn, ΔYo and ΔYp , as so
defined, is greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, ΔPo and ΔPp , such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk <
ΔPk, ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo <
ΔPo and ΔYp < ΔPp .

V.  If K%<=R<=L%, make the following additional definitions:

δ5Yj =      0,                                              if R51< r51; and

      (R51- r51)( Yj + Yk )/(R51 - J%),                           if R51=> r51 and
      K%>R51=>J%.

δ5Yk =      (R51- r51)( Yj + Yk )/(R51 - K%),                           if R51< r51
      and R51<K%; and

      0,                                              if R51=> r51 and R51<K%.

δ5Yl =      0,                                              if R52< r52;

       (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yl/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo},                         if R52=> r52 and
                                                      P%>R52=>O%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yl/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn },             if R52=> r52 and
                                                      O%>R52=>N%;

      (R52- r52)( Yl + Ym + Yn + Yo +Yp )Yl/
            { (R52 - L%)Yl + (R52 - M%)Ym },                      if R52=> r52 and
                                                      N%>R52=>M%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )/(R52 - L%),                  if R52=> r52 and
                                                      M%>R52=>L%;

δ5Ym =      0,                                              if R52< r52 and R52=>M%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Ym/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo +
            (R52 - P%)Yp },                                 if R52< r52 and
                                                      L%<=R52<M%;

       (R52- r52)( Yl + Ym + Yn + Yo + Yp )Ym/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo},                         if R52=> r52 and
                                                      P%=>R52=>O%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Ym/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn },             if R52=> r52 and
                                                      O%>R52=>N%;

      (R52- r52)( Yl + Ym + Yn + Yo +Yp )Ym/
            { (R52 - L%)Yl + (R52 - M%)Ym },                      if R52=> r52 and
                                                      N%>R52=>M%;

      0,                                              if R52=> r52 and R52<M%.

δ5Yn =      0,                                              if R52< r52 and R52=>N%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yn/
            { (R52 - N%)Yn + (R52 - O%)Yo + (R52 - P%)Yp },       if R52< r52 and
                                                      M%<=R52<N%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yn/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo +
            (R52 - P%)Yp },                                 if R52< r52 and
                                                      L%<=R52<M%;

       (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yn/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo },                        if R52=> r52 and
                                                      P%>R52=>O%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yn/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn },             if R52=> r52 and
                                                      O%>R52=>N%;

      0,                                              if R52=> r52 and R52<N%.

δ5Yo =      0,                                              if R52< r52 and R52=>O%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yo/
            { (R52 - O%)Yo + (R52 - P%)Yp },                      if R52< r52 and
                                                      N%<=R52<O%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yo/
            { (R52 - N%)Yn + (R52 - O%)Yo + (R52 - P%)Yp },       if R52< r52 and
                                                      M%<=R52<N%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yo/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo +
            (R52 - P%)Yp },                                 if R52< r52 and
                                                      L%<=R52<M%;

       (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yo/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo},                         if R52=> r52 and
                                                      P%>R52=>O%;

      0,                                              if R52=> r52 and R52<O%.

δ5Yp =      (R52- r52)( Yl + Ym + Yn + Yo + Yp )/ (R52 - P%),                 if R52<
      r52 and
                                                      O%<=R52<P%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yp/
            { (R52 - O%)Yo + (R52 - P%)Yp },                      if R52< r52 and
                                                      N%<=R52<O%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yp/
            { (R52 - N%)Yn + (R52 - O%)Yo + (R52 - P%)Yp },       if R52< r52 and
                                                      M%<=R52<N%;

      (R52- r52)( Yl + Ym + Yn + Yo + Yp )Yp/
            { (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo + (R52 - P%)Yp },                        if R52< r52 and
                                                      L%<=R52<M%;

      0,                                              if R52=> r52 and R52<P%.

δ5Yj, δ5Yk, δ5Yl, δ5Ym, δ5Yn, δ5Yo and δ5Yp are
      numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo and Yp  and 0 such that:
            {J%(Yj - δ5Yj ) + K%( Yk.- δ5Yk) }/
                  ( Yj - δ5Yj + Yk.- δ5Yk)
            = R51;
      and
            { L%( Yl.- δ5Yl) + M%( Ym.- δ5Ym) + N%( Yn.- δ5Yn +
            O%( Yo.- δ5Yo) + P%( Yp.- δ5Yp) ) }/
                  (Yl.- δ5Yl + Ym.- δ5Ym + Yn.- δ5Yn + Yo.- δ5Yo +
      Yp.- δ5Yp )
            = R52.

Y51 =       Yj - δ5Yj + Yk.- δ5Yk.

P51 =       Pj + Pk.

Z51 =       Zj + Zk.

ΔY51 =      ΔYj - δ5Yj + ΔYk.- δ5Yk.

ΔP51 =      ΔPj + ΔPk.

ΔZ51 =      ΔZj + ΔZk.

Y52 =       Yl.- δ5Yl + Ym.- δ5Ym + Yn.- δ5Yn + Yo.- δ5Yo + Yp.-
      δ5Yp .

P52 =       Pl + Pm + Pn + Po + Pp .

Z52 =       Zl + Zm + Zn + Zo + Zp .

ΔY52 =      ΔYl.- δ5Yl + ΔYm.- δ5Ym + ΔYn.- δ5Yn
      + ΔYo.- δ5Yo + ΔYp.- δ5Yp

ΔP52 =      ΔPl + ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ52 =      ΔZl + ΔZm + ΔZn + ΔZo +  ΔZp .

1.    If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51) => 0, and
   γ5(P51 - ΔP51) < (P52 - ΔP52), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
2.    If Y52 - α(P52 - ΔP52) => 0, Y51 - α(P51 - ΔP51) => 0, and
   γ5(P51 - ΔP51) => (P52 - ΔP52), then
   ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3.    If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51) => 0, and
   Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
4.    If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and
   Y51 - α(P51 - ΔP51) <= Y51 - (Y52/γ5), then ΔY52 = 0 and
   ΔY51 = Y51 - (Y52/γ5).
5.    If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and
   Y52 - α(P52 - ΔP52) <= Y52 - (γ5Y51), then
   ΔY52 = Y52 - (γ5Y51) and ΔY51 = 0.
6.    If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52) => 0, and
   Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then
   ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).

ΔYj = δ5Yj + [(Yj - δ5Yj )/Y51 ] ΔY51

ΔYk = δ5Yk + [(Yk - δ5Yk )/Y51 ] ΔY51

ΔYl = δ5Yl + [(Yl - δ5Yl )/Y52 ] ΔY52

ΔYm = δ5Ym + [(Ym - δ5Ym )/Y52 ] ΔY52

ΔYn = δ5Yn + [(Yn - δ5Yn )/Y52 ] ΔY52

ΔYo = δ5Yo + [(Yo - δ5Yo )/Y52 ] ΔY52

ΔYp = δ5Yp + [(Yp - δ5Yp )/Y52 ] ΔY52

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y52 - ΔY52 ) to (Y51 - ΔY51 ) equal to γ5 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
      YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class ZAA, Class ZBB,
      Class ZCC, Class ZDD, Class ZEE, Class ZFF and Class ZGG Certificates is greater than or equal to zero for such Distribution Date;

2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
      Class YCC Principal Balance less than or equal to

      0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD
      Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class
      ZDD Principal Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances, the Class YFF Principal
      Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF
      Principal Balances and the Class YGG Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG Principal Balances, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y52 - ΔY52 ) and whose denominator is the sum of (Y52 - ΔY52) and (Z52 - ΔZ52) and (b) the
      fraction whose numerator is (Y51 - ΔY51) and whose denominator is the sum of
      (Y51 - ΔY51) and (Z51 - ΔZ51) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY51 among ΔYj and ΔYk or ΔY52 among ΔYl,
ΔYm, ΔYn, ΔYo and ΔYp cannot be achieved because one or more of
ΔYj, ΔYk, ΔYl, ΔYm, ΔYn, ΔYo and ΔYp , as so
defined, is greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, ΔPo and ΔPp , such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk <
ΔPk, ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo <
ΔPo and ΔYp < ΔPp .

VI.  If R<=K%, make the following additional definitions:

δ6Yk =      0,                                              if R62< r62;

       (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yk/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo },                        if R62=> r62 and
                                                      P%>R62=>O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yk/
            { (R62 - K%)Yk + (R62 - L%)Yl +
            (R62 - M%)Ym + (R62 - N%)Yn },                        if R62=> r62 and
                                                      O%>R62=>N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo +Yp )Yk/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym },             if R62=> r62 and
                                                      N%>R62=>M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yk/
            { (R62 - K%)Yk + (R62 - L%)Yl },                      if R62=> r62 and
                                                      M%>R62=>L%; and

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )/(R62 - K%),             if R62=> r62 and
                                                      L%>R62=>K%.

δ6Yl =      0,                                              if R62< r62 and R62=>L%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yl/
            { (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp },                                 if R62< r62 and
                                                      L%>R62=>K%;

       (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yl/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo},                         if R62=> r62 and
                                                      P%>R62=>O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yl/
            { (R62 - K%)Yk + (R62 - L%)Yl +
            (R62 - M%)Ym + (R62 - N%)Yn },                        if R62=> r62 and
                                                      O%>R62=>N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo +Yp )Yl/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym },             if R62=> r62 and
                                                      N%>R62=>M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yl/
            { (R62 - K%)Yk + (R62 - L%)Yl },                      if R62=> r62 and
                                                      M%>R62=>L%;

      0,                                              if R62=> r62 and R62<L%.

δ6Ym =      0,                                              if R62< r62 and R62=>M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Ym/
            { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp },                                 if R62< r62 and
                                                      L%<=R62<M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Ym/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp },                        if R62< r62 and
      K<=R62<L%;

       (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Ym/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo},                         if R62=> r62 and
                                                      P%=>R62=>O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Ym/
            { (R62 - K%)Yk + (R62 - L%)Yl +
            (R62 - M%)Ym + (R62 - N%)Yn },                        if R62=> r62 and
                                                      O%>R62=>N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo +Yp )Ym/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym },             if R62=> r62 and
                                                      N%>R62=>M%;

0,                                              if R62=> r62 and R62<M%.

δ6Yn =      0,                                              if R62< r62 and R62=>N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp  )Yn/
            { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },       if R62< r62 and
                                                      M%<=R62<N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yn/
            { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp },                                 if R62< r62 and
                                                      L%<=R62<M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yn/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp },                        if R62< r62 and
                                                      K%<=R62<L%;

       (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yn/
            { (R62 - K%)Yk + (R62 - L%)Yl +
            (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo },         if R62=> r62 and
                                                      P%>R62=>O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yn/
            { (R62 - K%)Yk + (R62 - L%)Yl +
            (R62 - M%)Ym + (R62 - N%)Yn },                        if R62=> r62 and
                                                      O%>R62=>N%;

      0,                                              if R62=> r62 and R62<N%.

δ6Yo =      0,                                              if R62< r62 and R62=>O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yo/
            { (R62 - O%)Yo + (R62 - P%)Yp },                      if R62< r62 and
                                                      N%<=R62<O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yo/
            { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },       if R62< r62 and
                                                      M%<=R62<N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yo/
            { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
            (R62 - P%)Yp },                                 if R62< r62 and
                                                      L%<=R62<M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yo/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp },                        if R62< r62 and
                                                      K%<=R62<L%;

 (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yo/
            { (R62 - K%)Yk + (R62 - L%)Yl + (R62 - M%)Ym +
            (R62 - N%)Yn + (R62 - O%)Yo},                         if R62=> r62 and
                                                      P%>R62=>O%;

      0,                                              if R62=> r62 and R62<O%.

δ6Yp =      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )/{ (R62 - P%),           if R62<
      r62 and
                                                      O%<=R62<P%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yp/
            { (R62 - O%)Yo + (R62 - P%)Yp },                      if R62< r62 and
                                                      N%<=R62<O%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yp/
            { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },       if R62< r62 and
                                                      M%<=R62<N%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yp/
            { (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp },                        if R62< r62 and
                                                      L%<=R62<M%;

      (R62- r62)( Yk + Yl + Ym + Yn + Yo + Yp )Yp/
            { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn +
            (R62 - O%)Yo + (R62 - P%)Yp },                        if R62< r62 and
                                                      K%<=R62<L%;

      0,                                              if R62=> r62 and R62<P%.

δ6Yk, δ6Yl, δ6Ym, δ6Yn, δ6Yoand δ6Yp are numbers
      respectively between Yk, Yl, Ym, Yn, Yo and Yp and 0 such that
            { K%( Yk.- δ6Yk) + L%( Yl.- δ6Yl) + M%( Ym.- δ6Ym) +
            N%( Yn.- δ6Yn) + O%( Yo.- δ6Yo) + P%( Yp.- δ6Yp) }/
                  ( Yk.- δ6Yk + Yl.- δ6Yl + Ym.- δ6Ym + Yn.- δ6Yn +
      Yo.- δ6Yo + Yp.- δ6Yp )
            = R62.

Y62 =       Yk.- δ6Yk + Yl.- δ6Yl + Ym.- δ6Ym + Yn.- δ6Yn + Yo.-
      δ6Yo + Yp.- δ6Yp

P62 =       Pk + Pl + Pm + Pn + Po + Pp .

Z62 =       Zk + Zl + Zm + Zn + Zo + Zp .

ΔY62 =      ΔYk.- δ6Yk + ΔYl.- δ6Yl + ΔYm.- δ6Ym
      + ΔYn.- δ6Yn + ΔYo.- δ6Yo + ΔYp.- δ6Yp

ΔP62 =      vPk + ΔPl + ΔPm + ΔPn + ΔPo + ΔPp .

ΔZ62 =      ΔZk + ΔZl + ΔZm + ΔZn + ΔZo + ΔZp .

1.    If Y62 - α(P62 - ΔP62) => 0, Yj- α(Pj - ΔPj) => 0, and
   γ6(Pj - ΔPj) < (P62 - ΔP62), then
   ΔY62 = Y62 - αγ6(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
2.    If Y62 - α(P62 - ΔP62) => 0, Yj - α(Pj - ΔPj) => 0, and
   γ6(Pj - ΔPj) => (P62 - ΔP62), then
   ΔY62 = Y62 - α(P62 - ΔP62) and
   ΔYj = Yj - (α/γ6)(P62 - ΔP62).
3.    If Y62 - α(P62 - ΔP62) < 0, Yj - α(Pj - ΔPj) => 0, and
   Yj - α(Pj - ΔPj) => Yj - (Y62/γ6), then
   ΔY62 = Y62 - αγ6(Pj - ΔPj) and
   ΔYj = Yj - α(Pj - ΔPj).
4.    If Y62 - α(P62 - ΔP62) < 0, Yj - (Y62/γ6) => 0, and
   Yj - α(Pj - ΔPj) <= Yj - (Y62/γ6), then ΔY62 = 0 and
   ΔYj = Yj - (Y62/γ6).
5.    If Yj - α(Pj - ΔPj) < 0, Yj - (Y62/γ6) < 0, and
   Y62 - α(P62 - ΔP62) <= Y62 - (γ6Yj), then
   ΔY62 = Y62 - (γ6Yj) and ΔYj = 0.
6.    If Yj - α(Pj - ΔPj) < 0, Y62 - α(P62 - ΔP62) => 0, and
   Y62 - α(P62 - ΔP62) => Y62 - (γ6Yj), then
   ΔY62 = Y62 - α(P62 - ΔP62) and
   ΔYj = Yj - (α/γ6)(P62 - ΔP62).

ΔYk = δ6Yk + [(Yk - δ6Yk )/Y62 ] ΔY62

ΔYl = δ6Yl + [(Yl - δ6Yl )/Y62 ] ΔY62

ΔYm = δ6Ym + [(Ym - δ6Ym )/Y62 ] ΔY62

ΔYn = δ6Yn + [(Yn - δ6Yn )/Y62 ] ΔY62

ΔYo = δ6Yo + [(Yo - δ6Yo )/Y62 ] ΔY62

ΔYp = δ6Yp + [(Yp - δ6Yp )/Y62 ] ΔY62

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y62 - ΔY62 ) to (Yj - ΔYj ) equal to γ6 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB,
      Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class ZAA, Class ZBB, Class
      ZCC, Class ZDD, Class ZEE, Class ZFF and Class ZGG Certificates is greater than or equal to zero for such Distribution Date;

2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
      Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
      Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
      Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
      ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances and the Class YGG
      Principal Balance less than or equal to 0.0005 of the sum of the Class YGG and Class
      ZGG Principal Balances, in each case after giving effect to allocations of Realized
      Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose numerator is (Y62 - ΔY62 ) and whose denominator is the sum of (Y62 - ΔY62) and (Z62 - ΔZ62) and (b) the
      fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj
      - ΔYj) and (Zj - ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution
Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY62 among ΔYk,
ΔYl, ΔYm, ΔYn, ΔYo and ΔYp cannot be achieved because one or more of ΔYk, ΔYl, ΔYm, ΔYn, ΔYo and ΔYp , as so
defined, is greater than the related one of ΔPk, ΔPl, ΔPm, ΔPn,
ΔPo and ΔPp , such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk, ΔYl <
ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo < ΔPo and
ΔYp < ΔPp .